Defiance Connective Technologies ETF
Schedule of Investments
March 31, 2025 (Unaudited)

COMMON STOCKS - 99.6%	Shares	Value
Communication Services - 9.4%
AST SpaceMobile, Inc. (a)(b)	316,197	$7,190,320
AT&T, Inc.	314,339	8,889,507
Globalstar, Inc. (a)	381,562	7,959,383
Iridium Communications, Inc.	310,815	8,491,466
T-Mobile US, Inc.	31,630	8,436,037
Verizon Communications, Inc.	189,829	8,610,644
		49,577,357

Industrials - 1.6%
CSG Systems International, Inc.	139,119	8,412,526

Information Technology - 83.8%(c)
A10 Networks, Inc.	431,879	7,056,903
Akamai Technologies, Inc. (a)	113,728	9,155,104
Amdocs, Ltd.	101,849	9,319,183
Apple, Inc.	124,223	27,593,655
Arista Networks, Inc. (a)	170,706	13,226,301
ARM Holdings PLC - ADR (a)(b)	83,594	8,927,003
Broadcom, Inc.	138,750	23,230,913
Calix, Inc. (a)	260,733	9,240,378
Celestica, Inc. (a)	100,886	7,950,826
Ciena Corporation (a)	132,662	8,016,765
Cisco Systems, Inc.	377,540	23,297,993
CommScope Holding Company, Inc. (a)	1,704,764	9,052,297
Credo Technology Group Holding, Ltd. (a)	184,459	7,407,873
Datadog, Inc. - Class A (a)	101,775	10,097,098
DigitalOcean Holdings, Inc. (a)	234,958	7,845,248
Dynatrace, Inc. (a)	185,970	8,768,485
Extreme Networks, Inc. (a)	591,817	7,829,739
F5, Inc. (a)	34,098	9,079,274
InterDigital, Inc. (b)	40,613	8,396,738
Juniper Networks, Inc.	253,728	9,182,416
Keysight Technologies, Inc. (a)	64,519	9,663,011
Kingsoft Cloud Holdings, Ltd. - ADR (a)(b)	485,042	6,965,203
Kyndryl Holdings, Inc. (a)	259,530	8,149,242
MACOM Technology Solutions Holdings, Inc. (a)(b)	81,023	8,133,089
Marvell Technology, Inc.	164,084	10,102,652
MaxLinear, Inc. (a)	663,878	7,209,715
N-able, Inc. (a)	1,174,880	8,329,899
NetApp, Inc.	101,103	8,880,887
NetScout Systems, Inc. (a)	402,856	8,464,005
Nokia Oyj - ADR (b)	1,999,939	10,539,679
NVIDIA Corporation	232,843	25,235,524
Oracle Corporation	165,469	23,134,221
Qorvo, Inc. (a)(b)	126,026	9,125,543
QUALCOMM, Inc.	121,244	18,624,291
Radware, Ltd. (a)	361,319	7,811,717
Skyworks Solutions, Inc. (b)	132,607	8,570,390
SolarWinds Corporation	461,101	8,498,091
Telefonaktiebolaget LM Ericsson - ADR (b)	1,256,182	9,747,972
Viasat, Inc. (a)(b)	893,924	9,314,688
Viavi Solutions, Inc. (a)	786,243	8,798,059
		439,972,070

Real Estate - 4.8%
American Tower Corporation	39,117	8,511,859
Crown Castle, Inc.	84,844	8,843,290
Equinix, Inc.	9,457	7,710,765
		25,065,914
TOTAL COMMON STOCKS (Cost $496,839,020)		523,027,867

SHORT-TERM INVESTMENTS - 12.1%		Value
Investments Purchased with Proceeds from Securities Lending - 11.7%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 4.46% (d)	61,492,271	61,492,271

Money Market Funds - 0.4%	Shares
First American Government Obligations Fund - Class X, 4.27% (d)	2,077,948	2,077,948
TOTAL SHORT-TERM INVESTMENTS (Cost $63,570,219)		63,570,219

TOTAL INVESTMENTS - 111.7% (Cost $560,409,239)		586,598,086
Liabilities in Excess of Other Assets - (11.7)%		(61,315,824)
TOTAL NET ASSETS - 100.0%		$525,282,262
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2025. The total market value of these securities was $59,219,726 which represented 11.3% of net assets.
(c)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(d)	The rate shown represents the 7-day annualized effective yield as of March 31, 2025.

Summary of Fair Value Disclosure as of March 31, 2025 (Unaudited)

Defiance Connective Technologies ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$523,027,867	$–	$–	$523,027,867
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	61,492,271
Money Market Funds	2,077,948	–	–	2,077,948
Total Investments	$525,105,815	$–	$–	$586,598,086

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $61,492,271 presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.